                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 26, 1998
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                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



                           Delaware 1-10126 76-0262791
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   (State or other           (Commission                (IRS Employer
    jurisdiction of           File Number)               Identification
    incorporation)                                       Number)



             1999 Broadway, Suite 4300, Denver, CO                      80202
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               (Address of principal executive offices) (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)


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Item 5:  Other Events

         On January 26, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's 1997 financial results.



Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

            Item No.                  Exhibit List
            ------------              ------------------------------------------

            99.1                      Press release dated January 26, 1998 issued by Registrant.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              TREMONT CORPORATION
                                              (Registrant)




                                              By: /s/ Robert E. Musgraves
                                                 -------------------------------
                                                 Robert E. Musgraves
                                                 Vice President, General Counsel
                                                 and Secretary




Date: January 26, 1998

                                 EXHIBIT INDEX


            Item No.                  Exhibit List
            ------------              ------------------------------------------

            99.1                      Press release dated January 26, 1998 issued by Registrant.